UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007

                            WealthCraft Systems Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-51575                    88-0409165
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

Unit A, 9/F, On Hing Building, 1 On Hing Terrace,
              Central, Hong Kong
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code +852-3586-8234

                 Room 1005, 10th Floor, Universal Trade Centre,
                        3 Arbuthnot Road, Hong Kong, SAR
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (b) On January 4, 2007, Morgenstern, Svoboda & Baer, CPA, P.C. ("Morgenstern") was engaged as WealthCraft Systems Inc.'s new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Morgenstern, WealthCraft Systems Inc. has not consulted with Morgenstern regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on WealthCraft Systems Inc.'s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WEALTHCRAFT SYSTEMS INC.

Date: March 6, 2007            By: /s/ Kelly Jay Michael Tallas
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                               Name:  Kelly Jay Michael Tallas
                               Title: Chairman of the Board, President and Chief
                                      Executive Officer,
                                      (Principal Executive and Financial
                                      and Accounting Officer)


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